UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2016 (January 26, 2016)

LUMINEX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-30109	74-2747608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 TECHNOLOGY BLVD., AUSTIN, TEXAS	78727
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 219-8020

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Dr. Jeremy Bridge-Cook

On January 26, 2016, Dr. Jeremy Bridge-Cook resigned as Senior Vice President, Research and Development of Luminex Corporation (the "Company"), effective immediately. It is anticipated that Dr. Bridge-Cook will remain an employee of the Company until March 15, 2016.  Subject to the terms of the employment agreement between the Company, Tm Bioscience and Dr. Bridge-Cook dated March 1, 2007 (the "Employment Agreement"), Dr. Bridge-Cook will be eligible for the applicable separation benefits described in Section 4.1.  The Company greatly appreciates Dr. Bridge-Cook's service to the Company.

The above description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement itself, a copy of which was previously filed as Exhibit 10.22 to the Company's Annual Report on Form 10-K for the year ended December 31, 2006, as amended by that Amendment to Employment Agreement, a form of which was previously filed as Exhibit 10.46 to the Company's Annual Report on Form 10-K for the year ended December 31, 2012, each of which is incorporated herein in its entirety by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Employment Agreement effective as of March 1, 2007, by and between Luminex Corporation, Tm Bioscience Corporation and Jeremy Bridge-Cook (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006).

10.2
Amendment to Employment Agreement, effective as of December 31, 2012, by and between Luminex Corporation and its Executives (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2016	LUMINEX CORPORATION

	By:	/s/ Harriss T. Currie
		Name:	Harriss T. Currie
		Title:	Chief Financial Officer, Senior Vice President of Finance

EXHIBIT INDEX

Exhibit No.	Description
10.1
Employment Agreement effective as of March 1, 2007, by and between Luminex Corporation, Tm Bioscience Corporation and Jeremy Bridge-Cook (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006).

10.2
Amendment to Employment Agreement, effective as of December 31, 2012, by and between Luminex Corporation and its Executives (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012).